Income Tax	12 Months Ended
Oct. 31, 2024
Income Tax [Absract]
INCOME TAX

NOTE 8 – INCOME TAX

The Company is subject to profits tax rate at 25% for income generated for its operation in China and net operating losses can be carried forward for no longer than five years starting from the year subsequent to the year in which the loss was incurred.

The net taxable income (losses) before income taxes and its provision for income taxes comprised of the following:

	Years Ended
	October 31, 2024	October 31, 2023	October 31, 2022
Income (loss) attributed to China	(55,774,506)	(4,773,198)	(4,536,555)
PRC statutory tax rate	25%	25%	25%
Income tax expense at statutory rate	(13,943,627)	(1,193,300)	(1,134,139)
Deferred tax assets not recognized	13,943,627	1,193,300	1,134,139
Income tax expense/ (benefit)	-	-	-